Income Taxes - Components Of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets
Net operating loss and capital loss carryover	$ 53,165	$ 54,726
Depreciation	42,603	61,110
Other	6,741	3,976
Total deferred tax assets	102,509	119,812
Less: Valuation allowance	(102,509)	(119,812)
Total deferred tax assets, net of valuation allowance	0	0
Total deferred tax liabilities	0	0
Net deferred tax assets	$ 0	$ 0